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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 2004


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-25064                                                 41-1580506
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99.1 Press release dated June 10, 2004.

ITEM 5.  OTHER EVENTS.

         On June 10, 2004, Health Fitness Corporation announced that Robert J. Marzec, former audit partner of the Minneapolis office of PricewaterhouseCoopers, has been named to its board of directors. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HEALTH FITNESS CORPORATION


                                              By    /s/  Jerry V. Noyce
                                                 -------------------------------
Date:  June 10, 2004                               Jerry V. Noyce
                                                   President and Chief Executive
                                                     Officer







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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report




Exhibit Number             Description

    99.1                   Press release dated June 10, 2004.